SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

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(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Fifty®

Dear Shareholder:

A special meeting of shareholders of the Fidelity® fund mentioned above will be held on May 12, 2015. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity at: 1-800-544-8544. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

James C. Curvey
Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a reorganization between Fidelity Fifty® and Fidelity® Focused Stock Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Fidelity Fifty by Fidelity® Focused Stock Fund.

If the Agreement is approved and the reorganization occurs, each shareholder of Fidelity Fifty will become a shareholder of Fidelity Focused Stock Fund instead. Fidelity Fifty will transfer all of its assets to Fidelity Focused Stock Fund in exchange solely for shares of beneficial interest of Fidelity Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities, in complete liquidation of Fidelity Fifty.

Has the fund's Board of Trustees approved the reorganization?

Yes. The Board of Trustees has unanimously approved the proposal to merge Fidelity Fifty into Fidelity Focused Stock Fund and recommends that shareholders vote to approve the merger.

What are the reasons for and advantages of the proposed reorganization?

We believe, and the Board of Trustees unanimously agreed, that merging the funds is in the best interests of shareholders.

The merger would permit shareholders to pursue the same investment goal in a larger combined fund that has a similar investment objective and investment policies and the same performance benchmark. The Board of Trustees also considered that based on data for the 12 months ended June 30, 2014, Fidelity Fifty shareholders were expected to benefit from a net total annual operating expense reduction of 0.01% (including and excluding performance adjustments).

Do the funds being reorganized have similar investment objectives and policies?

Although the funds have similar investment objectives and policies and the same performance benchmark and portfolio manager, there are some differences. Please refer to the proxy statement for more information. The funds have been managed similarly since March 2011.

Who is the fund manager for Fidelity Fifty and Fidelity Focused Stock Fund?

Stephen DuFour is portfolio manager of Fidelity Fifty and Fidelity Focused Stock Fund, which he has managed since March 2011 and March 2007, respectively.

Who will pay for the merger expenses?

As is typically the case with fund proposals intended to benefit existing shareholders, the target fund will bear the costs of holding its shareholder meeting.

How will you determine the number of shares of Fidelity Focused Stock Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As of the close of business of the New York Stock Exchange on the closing date of the reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated closing date is June 5, 2015.

Is the merger considered a taxable event for federal income tax purposes?

No. Fidelity Management & Research Co. (FMR) will obtain an opinion of counsel that the merger will qualify as a tax-free reorganization for federal income tax purposes. As a result, a shareholder's exchange of his/her target fund shares for shares of the acquiring fund in the merger transaction will not result in recognition of gain or loss for federal income tax purposes.

Whether or not the Reorganization is approved, Fidelity Fifty is required to recognize gain or loss on any assets subject to "mark-to-market" tax accounting held by the fund on the last day of its taxable year, which is June 30. If the Reorganization is approved, the target fund will be required to distribute any net realized capital gains (to the extent not offset by the fund's capital loss carry forwards) and any net investment income to shareholders prior to the merger closing. Any such distributions will be taxable for taxable shareholders (even if reinvested into the fund).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (May 12, 2015), the meeting may be adjourned to permit further solicitation of proxy votes.

What are your plans for Fidelity Fifty in the event shareholders do not approve the merger proposal?

If fund shareholders do not approve the merger, FMR will consider other options for Fidelity Fifty including repositioning or recommending liquidation of the fund.

How would fund liquidation work?

Let us make it clear that liquidation is only one of the options we would consider if shareholders do not approve the merger proposal. In the event that option was chosen, FMR would propose a liquidation of the fund to the fund's Board of Trustees and, if approved by the Board, shareholders would then be notified in advance of the liquidation, though they would not have an opportunity to vote on the proposal.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 10 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and eight "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 16, 2015.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Form of Proxy Card: Fidelity Fifty

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Jason P. Pogorelec, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 12, 2015 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	[proxy card code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Fifty® to Fidelity® Focused Stock Fund in exchange solely for shares of beneficial interest of Fidelity® Focused Stock Fund and the assumption by Fidelity Focused Stock Fund of Fidelity Fifty's liabilities, in complete liquidation of Fidelity Fifty.

	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[proxy card code to be inserted by tabulator]

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 ("1-" may/may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

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View the Fidelity Investments and the Fidelity Funds privacy notice
628563.3.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.4.0

© 2012 FMR LLC.
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote by clicking the "Proxy Voting" link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic proxy materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch-tone telephone. If you vote through the Internet link, you will be required to enter the control number. For touch-tone, you will be required to enter the control number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://www.xxxxxxx

[Included if merger: Prospectus[:]
http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.2.1

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears] (hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is ready for your action	Quick Links Get Assistance (hyperlink to Phone Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press "0" to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.

(picture of green Fidelity eDelivery logo appears) eDelivery
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us - We're Here to Help 800-544-6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

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To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.1.1

© 2014 FMR LLC

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fidelity Investments pyramid design logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

625428.5.1

© 2014 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

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  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the front of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSE IF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 6, ELSE IF caller presses 0 go to Speech 2

Go to Closing B

Speech 3	Proposal 1 [proposal title may be read]: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 3a, ELSE IF go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 3a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 3b	Press 1 to withhold for another nominee, Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 3a, ELSE IF the caller presses 0 go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 4	Proposal 2 [proposal title may be read]: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 5	Proposal 3 [proposal title may be read]: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Proposals will repeat until all proposals have been voted
Go to Closing B once all proposals have been voted

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0.

If caller presses 1 go to Speech 6, ELSE IF the caller presses 0 go to Speech 2

Speech 6	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSE IF the caller presses 0 go to Speech 7

Speech 7	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version
www.2votemyproxy.com

[Upon log-in shareholder sees Screen 1]

SCREEN 1
"Log-in Screen"

Link 1 - (right justified)

View Proxy Materials

[link to all electronic proxy materials]

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Input A - (left justified)

Please enter the Control Number from your Proxy Card or eMail Notification: [box in which to insert control number appears here]

Input B - (centered)

[VOTE]

Graphic I - (left justified)
[Sample proxy card appears here to help shareholder identify the location of the control number on a proxy card]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon input of Control Number and selection of input B ("Vote" button) shareholder is directed to Screen 2]

SCREEN 2
"Voting Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]
[trust and fund name may appear on the same line]

Text 2 - (centered)

You are encouraged to specify your choice[s] by marking your selection[s] below. To submit your vote, please select the SUBMIT button at the bottom of the screen. If you do not select a vote option for [a/the] proposal, your vote for that proposal will be cast in accordance with the recommendation of the Board of Trustees.

Text 3 - (left justified)

Proposal[s]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]:

Input A - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[ ] For [ ] Withhold (will appear next to each nominee name)

Input B - (left justified)

2	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input C - (left justified)

3	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input D - (left justified)

4	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input E - (left justified)

5	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Input F - (centered)

You will have an opportunity to confirm that your [selections were/selection was] properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selection[s] carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to
appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote.

Links - (centered)

[Show Current Proxy Materials] [Show All Proxy Materials]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Submit" button shareholder is directed to Vote Confirmation Screen (Screen 3)]

SCREEN 3
"Vote Confirmation Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]
[trust and fund name may appear on the same line]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: Since you did not enter any vote option[s] your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[If email confirmation was requested on the "Voting Screen":] An email with confirmation of this vote will be sent to: [email address]

Hyperlink 1 - (centered)

[Change My Vote]

[Directs shareholder to Screen 2 "Voting Screen" to change vote]

Hyperlink 2 - (centered)

[Print]

[Directs shareholder to "Proxy Vote Summary Page"]

Hyperlink 3 - (centered)

[Vote Another Proxy]

[Directs shareholder to Screen 1 "Log-in Screen"]

Hyperlink 4 - (centered)

[Exit Internet Proxy Voting Service]

[Directs shareholder to Screen 4 "Exit Screen"]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Exit Internet Proxy Voting Service" button on Screen 3 shareholder is directed to Screen 4]

SCREEN 4
"Exit Screen"

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Thank you for voting.

Have a nice day!

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005

[Upon selection of the "Print" button on Screen 3 a summary in the following form prints]

Form of

"Proxy Vote Summary Page"

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]
[trust and fund name may appear on the same line]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: Since you did not enter any vote option[s] your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1
	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

[If shareholder requests email confirmation on Screen 2 "Voting Screen", a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

[Trust Name: Fund Name]
The Special Meeting of Shareholders to be held on [Meeting Date]
Date: xx/xx/xxxx
Time: XXXX
Control Number: *********XXXXX

Proposal 1:	[To elect a Board of Trustees:]
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(01)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(02)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(03)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(##) (will continue until all Nominees have been listed)	(Nominee's name will appear)

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 2:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 3:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 4:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 5:	[Title of proposal to be inserted]

Text - (left justified)

Dear Shareholder:

In connection with the above-referenced Special Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated above in accordance with your voting instructions. If your vote is incorrect, please log in at www.2votemyproxy.com immediately to correct your vote. You may also call toll-free at 1-800-991-5630 and follow the recorded voting instructions. You will need your entire Control Number to vote.

On behalf of Fidelity Investments, thank you for your participation and cooperation.

[If shareholder selects "View Proxy Materials" ]

Form Of

"View Proxy Materials Page"

View All Proxy Materials page:

Link 1 - (right justified)

View Proxy Materials Login

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

[when select "Log-in" button shareholder is directed to Screen 1 "Log-in Screen"]

Text - (left justified) View Proxy Materials

Text - (left justified) [Fidelity Investments]
[Fidelity Investments only appears when selecting to view materials from the log-in screen]

Text - (left justified) [Click on the document that you wish to view:]

[If shareholder has already input his/her control number the trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear before the table)

Table 1 - (centered)

Date	Trust Name: Fund Name(s)	Link(s) Click on the document that you wish to view:
[Mail Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Mail Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

View Current Proxy Materials page:

Text - (left justified) View Current Proxy Materials

Text - (left justified) [Click on the document that you wish to view:]

[trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear here)

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions
What is Proxy Voting?
When will I receive the information I need to vote?
How can I submit a proxy vote?
I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
I used to enter a PIN when voting proxy, why is this now no longer required?
I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?
A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top
Q:	When will I receive the information I need to vote?
A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top
Q:	How can I submit a proxy vote?
A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.
Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?
A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?
A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Return to Proxy Materials

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